Note 54 Annual variable remuneration (AVR) Senior management (Details) - Senior management [Member] - EUR (€) € in Thousands		Dec. 31, 2023 [2]	Dec. 31, 2022 [3]
Annual variable remuneration senior management [Line Items]
Annual variable remuneration senior management in cash	[1]	€ 2,226	€ 2,158
Annual variable remuneration senior management in shares	[1]	267,550	365,746

[1]	(3) 15 members at December 31, 2023 and 16 members at December 31, 2022, excluding executive directors in both cases.
[2]	(1) Initial Portion of the AVR, which represents the first payment of the STI for financial year 2023 and will be paid during the first quarter of financial year 2024, in equal parts in cash and BBVA shares. The remaining amount of the AVR for financial year 2023 (which includes the LTI for financial year 2023) will be deferred (40% in cash and 60% in shares or share-linked instruments) over a five-year period (the Deferred Portion).
The amount of the Deferred Portion will depend on the result of the long-term indicators that will be used to calculate the LTI for financial year 2023. Likewise, and as an ex-post risk adjustment mechanism, the Deferred Portion may be reduced if certain capital and liquidity thresholds are not reached, in order to ensure that payment only occurs if it is sustainable, taking into account the Bank's payment capacity.
In addition, the remaining rules applicable to the AVR of the members of the Senior Management established in the BBVA Group General Remuneration Policy approved by the Board of Directors on March 29, 2023 will apply to the AVR for financial year 2023, which include: (i) a withholding period of one year after delivery of the BBVA shares or instruments linked to BBVA shares received; (ii) the prohibition of hedging strategies or insurance that may undermine the effects of alignment with prudent risk management; (iii) update of the Deferred Portion in cash that finally vests in accordance with the CPI; (iv) malus and clawback arrangements during the whole periods of deferral and withholding of shares or instruments; and (v) the limitation of variable remuneration up to a maximum amount of 200% of the fixed component of the total remuneration, as resolved by the Annual General Shareholders’ Meeting held in 2023.

[3]
(2) Deferred remuneration to be paid after 2022 year-end. Payment thereof to the members of Senior Management who were beneficiaries was made in 2023 in accordance with the vesting and payment rules established in the remuneration policies in force in each financial year:
•2021 Deferred AVR: in 2023, the first payment (20% of the Deferred Portion) was made to the members of the Senior Management, including the update of its cash portion.
•2019 Deferred AVR: in 2023, the members of Senior Management who were beneficiaries were paid the amounts that corresponded in each case (either 60% of the Deferred Portion or the whole of it) in accordance with the payment schedule established in the remuneration policies applicable in 2019, including the update of its cash portion. In addition, two members of the Senior Management were paid the Deferred Portion of a retention plan pursuant to the vesting and payment rules established in the remuneration policy applicable to that financial year.
•2018 Deferred AVR: in 2023, the second payment (20% of the Deferred Portion) was made to the members of the Senior Management who were beneficiaries, including the update of its cash portion.
•2017 Deferred AVR: in 2023, the third and final payment (20% of the Deferred Portion) was paid to the members of the Senior Management who were beneficiaries, including the update of its cash portion. Thereafter, the payment of the 2017 Deferred AVR to its beneficiaries was completed.